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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): NOVEMBER 9, 2000


                               CISCO SYSTEMS, INC.
               (Exact name of registrant as specified in charter)

        CALIFORNIA                      0-18225                  77-0059951
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA                      95134-1706
  (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (408) 526-4000

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ITEM 5. OTHER EVENTS

     On November 10, 2000, Cisco Systems, Inc. (the "Registrant") announced a definitive agreement to acquire Active Voice Corporation of Seattle, Washington ("Active Voice") pursuant to an Agreement and Plan of Merger and Reorganization dated as of November 9, 2000 (the "Merger Agreement"), by and among Cisco, Aqua Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Cisco ("Merger Sub"), and Active Voice. A copy of the press release issued by the Registrant on November 10, 2000 concerning the foregoing transaction is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CISCO SYSTEMS, INC.

Dated: November 13, 2000                By: /s/ LARRY R. CARTER
                                        ----------------------------------------
                                        Larry R. Carter, Senior Vice President,
                                        Finance and Administration,
                                        Chief Financial Officer and Secretary

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                                  EXHIBIT INDEX

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
Exhibit
Number                        Description of Document
-------                       -----------------------
 99.1 Press Release of Registrant, dated November 10, 2000, announcing the definitive agreement to acquire Active Voice.
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